Exhibit 99.1

Emerald Oil Reports Third Quarter 2015 Financial and Operational Results and Guidance Increase

DENVER, CO – November 4, 2015 --- Emerald Oil, Inc. (NYSE MKT: EOX) (“Emerald” or the “Company”) today announced financial and operational results for the quarter ended September 30, 2015.

Highlights

•	Third quarter production of 523,202 BOE increased 49% as compared to 351,755 BOE in the third quarter of 2014. Daily production averaged 5,687 BOEPD, 17% above the midpoint and 14% above the high end of Emerald’s third quarter 2015 guidance range;
•	2015 fourth quarter production guidance raised 500 Boe/d to 4,700 – 5,000 Boe/d;
•	Reduction of per unit LOE costs during the third quarter of 2015 to approximately $12.96 per BOE, a decrease of 31% compared to the second quarter of 2015;
•	Third quarter oil and natural gas revenue of $17.8 million, not including effect of settled derivatives;
•	Third quarter Adjusted EBITDA of $5.9 million

Third Quarter 2015 Production

For the third quarter of 2015, Emerald’s total production volumes on a BOE basis increased 49% as compared to the third quarter of 2014. During the third quarter of 2015, Emerald realized a $37.65 average price per Bbl of oil (including settled derivatives) compared to an $82.61 average price per Bbl of oil during the third quarter of 2014.

	Quarter Ended September 30,
	2015	2014
Sales Volume (Total)
Oil (Bbls)	496,829	338,352
Gas (Mcf)	158,240	80,417
Sales volumes (Boe)	523,202	351,755

Average Daily Sales
Oil (Bbls)	5,400	3,678
Gas (Mcf)	1,720	874
Sales volumes (Boe)	5,687	3,823

Average Sales Prices
Oil (Bbl)	$34.92	$83.54
Effect of Settled Oil Derivatives	2.73	(0.93)
Oil Net of Settled Derivatives (Bbl)	$37.65	$82.61
Gas (Mcf)	$3.13	$5.73
Barrel of Oil Equivalent with Settled Derivatives	$36.70	$80.78

Financial Results

Revenues from sales of oil and natural gas for the third quarter of 2015 were $17.8 million compared to $28.7 million for the same period in 2014. The decrease was due to lower realized crude oil prices during the third quarter of 2015. Crude oil revenue accounted for approximately 97% of oil and natural gas sales.

Lease operating expenses for the third quarter of 2015 were $6.8 million compared to $4.5 million for the same period in 2014. On a per unit basis, lease operating expenses were $12.96 per BOE in the third quarter of 2015 compared to $12.70 per BOE in the third quarter of 2014. Emerald also incurred workover expenses for the third quarter of 2015 of $1.4 million, or $2.71 per BOE.

General and administrative expenses for the third quarter of 2015 were $3.8 million compared to $5.5 million for the same period in 2014. On a per unit basis, G&A expenses (excluding non-cash stock-based compensation) were $6.50 per BOE in the third quarter of 2015 compared to $7.58 per BOE in the third quarter of 2014. Share-based compensation expenses, which are included in G&A expense, totaled $0.4 million in the third quarter of 2015 compared to $2.8 million for the same period in 2014.

Adjusted EBITDA was $5.9 million for the third quarter of 2015, as compared to $15.3 million for the same period in 2014. Adjusted Net Income (Loss) was $(12.1) million for the third quarter of 2015. Emerald recognized a $158.3 million non-cash impairment expense for the quarter ended September 30, 2015 due primarily to the substantial declines in commodity prices. Adjusted EBITDA and Adjusted Net Income (Loss) are non-GAAP financial measures. For additional information please refer to the reconciliation of these measures at the end of this news release.

Revolving Credit Facility Update

The Company and its advisors are continuing to work with the bank group regarding a payment schedule for the previously announced borrowing base deficiency of $19.6 million. Additionally, Emerald and its advisors are working with a group of second lien term providers for a term debt solution to address both the borrowing base and working capital.

Conference Call

Emerald will host a conference call on Thursday, November 5, 2015 at 9:30 a.m. Eastern Time (7:30 a.m. Mountain Time) to discuss financial and operational results for the quarter end.

Emerald Oil, Inc. 3Q2015 Financial and Operational Results Conference Call
Date:	Thursday, November 5, 2015
Time:	9:30 a.m. Eastern Time
8:30 a.m. Central Time
7:30 a.m. Mountain Time
6:30 a.m. Pacific Time
Webcast:	Live and rebroadcast over the Internet at the Emerald Oil website
Website:	www.emeraldoil.com
Telephone Dial-In:	877-407-8831 (toll-free) and 201-493-6736 (international)

Telephone Replay:	Available through Thursday, November 12, 2015
877-660-6853 (toll-free) and 201-612-7415 (international)
Passcode: 413333

About Emerald

Emerald is an independent exploration and production operator that is focused on acquiring acreage and developing wells in the Williston Basin of North Dakota and Montana, targeting the Bakken and Three Forks shale oil formations and Pronghorn sand oil formation. Emerald is based in Denver, Colorado. More information about Emerald can be found at www.emeraldoil.com.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of the securities laws. All statements other than statements of historical facts included herein may constitute forward-looking statements. Forward-looking statements in this document may include statements regarding the Company’s expectations regarding the Company’s operational, exploration and development plans; expectations regarding the nature and amount of the Company’s reserves; and expectations regarding production, revenues, cash flows and recoveries. When used in this press release, the words "will," "potential," "believe," "estimate," "intend," "expect," "may," "should," "anticipate," "could," "plan," "predict," "project," "profile," "model," or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, fluctuations in oil and natural gas prices, uncertainties inherent in estimating quantities of oil and natural gas reserves and projecting future rates of production and timing of development activities, competition, operating risks, acquisition risks, liquidity and capital requirements, the effects of governmental regulation, adverse changes in the market for the Company’s oil and natural gas production, dependence upon third-party vendors, and other risks detailed in the Company’s periodic report filings with the Securities and Exchange Commission.

Corporate Contact:

Emerald Oil, Inc.

Mitch Ayer

Vice President - Finance & Investor Relations

(303) 595-5600

info@emeraldoil.com

www.emeraldoil.com

EMERALD OIL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30, 2015	December 31, 2014
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$5,068,320	$12,389,230
Accounts Receivable – Oil and Natural Gas Sales	4,002,942	7,203,455
Accounts Receivable – Joint Interest Partners	8,370,512	31,842,464
Other Receivables	860,980	980,317
Prepaid Expenses and Other Current Assets	681,581	289,061
Fair Value of Commodity Derivatives	6,336,057	5,044,125
Total Current Assets	25,320,392	57,748,652
PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method, at cost:
Proved Oil and Natural Gas Properties	697,814,220	593,472,170
Unproved Oil and Natural Gas Properties	141,768,220	166,708,263
Equipment and Facilities	15,220,754	6,086,896
Other Property and Equipment	4,266,762	2,583,372
Total Property and Equipment	859,069,956	768,850,701
Less – Accumulated Depreciation, Depletion and Amortization	(486,650,786)	(149,703,417)
Total Property and Equipment, Net	372,419,170	619,147,284
Restricted Cash	—	4,000,000
Fair Value of Commodity Derivatives	1,375,070	—
Debt Issuance Costs, Net of Amortization	4,183,174	5,779,125
Deposits on Acquisitions	—	140,173
Deferred Tax Assets, Net	1,813,561	1,813,796
Other Non-Current Assets	329,572	430,846
Total Assets	$405,440,939	$689,059,876
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	$38,762,753	$120,136,903
Revolving Credit Facility	159,683,000	—
Convertible Senior Notes	151,500,000	—
Accrued Expenses	5,073,975	11,267,831
Advances from Joint Interest Partners	802,119	2,577,247
Deferred Tax Liability, Net	1,813,561	1,813,796
Total Current Liabilities	357,635,408	135,795,777
LONG-TERM LIABILITIES
Revolving Credit Facility	—	75,000,000
Convertible Senior Notes	—	151,500,000
Asset Retirement Obligations	3,265,518	2,671,975
Warrant Liability	187,000	2,199,000
Fair Value of Commodity Derivatives	—	—
Total Liabilities	361,087,926	367,166,752

COMMITMENTS AND CONTINGENCIES

Preferred Stock – Par Value $.001; 20,000,000 Shares Authorized;
Series B Voting Preferred Stock – 255,732 issued and outstanding at September 30, 2015 and December 31, 2014. Liquidation preference value of $256 as of September 30, 2015 and December 31, 2014.	256	256

STOCKHOLDERS’ EQUITY
Common Stock, Par Value $.001; 500,000,000 Shares Authorized, 8,708,499 and 3,891,431 Shares Issued and Outstanding, respectively	8,709	3,891
Additional Paid-In Capital	507,612,218	455,087,277
Accumulated Deficit	(463,268,170)	(133,198,300)
Total Stockholders’ Equity	44,352,757	321,892,868
Total Liabilities and Stockholders’ Equity	$405,440,939	$689,059,876

EMERALD OIL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
REVENUES
Oil Sales	$17,350,524	$28,266,332	$52,981,871	$76,989,268
Natural Gas Sales	494,804	460,857	1,224,667	2,061,201
Net Gains on Commodity Derivatives	12,699,147	11,184,716	8,148,386	3,722,780
Total Revenues	30,544,475	39,911,905	62,354,924	82,773,249
OPERATING EXPENSES
Production Expenses	8,201,949	6,962,450	25,972,453	13,477,176
Production Taxes	1,653,989	3,142,998	5,488,364	8,632,608
General and Administrative Expenses	3,821,473	5,483,655	12,495,471	21,609,218
Depletion of Oil and Natural Gas Properties	11,242,324	9,193,566	31,622,386	24,071,676
Impairment of Oil and Natural Gas Properties	158,278,000	—	304,903,000	—
Depreciation and Amortization	232,350	104,465	559,139	251,722
Accretion of Discount on Asset Retirement Obligations	52,500	28,037	153,007	63,837
Standby Rig Expense	3,800,446	—	6,173,111	—
Total Operating Expenses	187,283,031	24,915,171	387,366,931	68,106,237
INCOME (LOSS) FROM OPERATIONS	(156,738,556)	14,996,734	(325,012,007)	14,667,012

OTHER INCOME (EXPENSE)
Interest Expense	(2,735,348)	(1,206,571)	(7,044,901)	(2,515,034)
Warrant Revaluation Gain (Expense)	221,000	216,000	2,012,000	(1,751,000)
Other Income (Expense)	281	(347,088)	539	(343,041)
Total Other Expense, Net	(2,514,067)	(1,337,659)	(5,032,362)	(4,609,075)

INCOME (LOSS) BEFORE INCOME TAXES	(159,252,623)	13,659,075	(330,044,369)	10,057,937

INCOME TAX PROVISION	—	—	—	—

NET INCOME (LOSS)	$(159,252,623)	$13,659,075	$(330,044,369)	$10,057,937

Net Income (Loss) Per Common Share – Basic	$(19.85)	$4.11	$(52.10)	$3.03

Net Income (Loss) Per Common Share - Diluted	$(19.85)	$3.29	$(52.10)	$2.89

Weight Average Shares Outstanding – Basic	8,021,992	3,324,970	6,334,549	3,316,751

Weighted Average Shares Outstanding –Diluted	8,021,992	4,419,020	6,334,549	4,093,377

EMERALD OIL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(330,044,369)	$10,057,937
Adjustments to Reconcile Net Loss to Net Cash Provided By Operating Activities:
Depletion of Oil and Natural Gas Properties	31,622,386	24,071,676
Impairment of Oil and Natural Gas Properties	304,903,000	—
Depreciation and Amortization	559,138	251,722
Amortization of Debt Issuance Costs	2,145,832	727,997
Accretion of Discount on Asset Retirement Obligations	153,007	63,837
Net Gains on Commodity Derivatives	(8,148,386)	(3,722,780)
Net Cash Settlements Received (Paid) on Commodity Derivatives	5,481,384	(2,775,591)
Warrant Revaluation (Gain) Expense	(2,012,000)	1,751,000
Share-Based Compensation Expense	2,710,683	9,497,044
Changes in Assets and Liabilities:
Decrease (Increase) in Trade Receivables – Oil and Natural Gas Revenues	3,200,513	(1,390,582)
Decrease (Increase) in Accounts Receivable – Joint Interest Partners	23,471,952	(1,224,056)
Decrease (Increase) in Other Receivables	119,337	(1,132,418)
Increase in Prepaid Expenses and Other Current Assets	(392,520)	(223,875)
(Increase) Decrease in Other Non-Current Assets	(35,882)	67,463
(Decrease) Increase in Accounts Payable	6,585,510	2,364,168
Decrease in Accrued Expenses	(4,867,351)	(7,813,470)
Increase in Other Non-Current Liabilities	—	198,551
(Decrease) Increase in Advances from Joint Interest Partners	(1,775,128)	200,434
Net Cash Provided By Operating Activities	33,677,105	30,969,057
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of Other Property and Equipment	(1,683,390)	(1,015,677)
Restricted Cash Released	4,000,000	11,000,512
Payments of Restricted Cash	—	(2,648,721)
Decrease (Increase) in Deposits for Acquisitions	140,173	(648,441)
Proceeds from Sale of Oil and Natural Gas Properties, Net of Transaction Costs	—	36,155,859
Investment in Oil and Natural Gas Properties	(175,371,888)	(391,368,324)
Net Cash Used For Investing Activities	(172,915,105)	(348,524,792)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Issuance of Convertible Senior Notes, Net of Transaction Costs	—	166,893,211
Proceeds from Issuance of Common Stock, Net of Transaction Costs	48,049,115	—
Advances on Revolving Credit Facility	100,000,000	55,000,000
Payments on Revolving Credit Facility	(15,317,000)	(35,000,000)
Cash Paid for Finance Costs	(265,144)	(24,605)
Cash Paid for Debt Issuance Costs	(549,881)	(1,117,871)
Proceeds from Exercise of Stock Options and Warrants	—	110,750
Net Cash Provided by Financing Activities	131,917,090	185,861,485
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(7,320,910)	(131,694,250)
CASH AND CASH EQUIVALENTS – BEGINNING OF PERIOD	12,389,230	144,255,438
CASH AND CASH EQUIVALENTS – END OF PERIOD	$5,068,320	$12,561,188
Supplemental Disclosure of Cash Flow Information
Cash Paid During the Period for Interest	$4,124,010	$1,867,433
Cash Paid During the Period for Income Taxes	$—	$—
Non-Cash Financing and Investing Activities:
Oil and Natural Gas Properties Included in Accounts Payable	$19,997,664	$92,963,874
Stock-Based Compensation Capitalized to Oil and Natural Gas Properties	$708,600	$2,020,992
Asset Retirement Obligation Costs and Liabilities	$440,536	$1,669,757

In addition to reporting net income (loss) as defined under GAAP, we also present net earnings before interest, income taxes, depletion, depreciation, and amortization, accretion of discount on asset retirement obligations, impairment of oil and natural gas properties, warrant revaluation (gains) and expenses, net gain (loss) from mark-to-market on commodity derivatives, cash settlements received (paid), standby rig expenses and non-cash expenses relating to share based payments recognized under ASC Topic 718 (“Adjusted EBITDA”), which is a non-GAAP performance measure. Adjusted EBITDA consists of net earnings after adjustment for those items described in the table below. Adjusted EBITDA does not represent, and should not be considered an alternative to GAAP measurements, such as net income (loss) (its most directly comparable GAAP measure), and our calculations thereof may not be comparable to similarly titled measures reported by other companies. By eliminating the items described below, we believe the measure is useful in evaluating its fundamental core operating performance. We also believe that Adjusted EBITDA is useful to investors because similar measures are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies in similar industries. Our management uses Adjusted EBITDA to manage our business, including in preparing our annual operating budget and financial projections. Our management does not view Adjusted EBITDA in isolation and also uses other measurements, such as net income (loss) and revenues to measure operating performance. The following table provides a reconciliation of net loss to Adjusted EBITDA for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net loss	$(159,252,623)	$13,659,075	$(330,044,369)	$10,057,937
Impairment of oil and natural gas properties	158,278,000	—	304,903,000	—
Interest expense	2,735,348	1,206,571	7,044,901	2,515,034
Accretion of discount on asset retirement obligations	52,500	28,037	153,007	63,837
Depletion, depreciation and amortization	11,474,674	9,298,031	32,181,525	24,323,398
Stock-based compensation	423,145	2,818,161	2,586,898	9,497,044
Warrant revaluation (gain) expense	(221,000)	(216,000)	(2,012,000)	1,751,000
Net gains on commodity derivatives	(12,699,147)	(11,184,716)	(8,148,386)	(3,722,780)
Net cash settlements received (paid) on commodity derivatives	1,354,804	(313,451)	5,481,384	(2,775,591)
Standby rig expense	3,800,446	—	6,173,111	—
Adjusted EBITDA	$5,946,147	$15,295,708	$18,319,071	$41,709,879

In addition to reporting net income (loss) as defined under GAAP, we also present “adjusted income (loss)”, which we define as net earnings before the effect of any impairment of oil and natural gas properties, unrealized gain (loss) from mark-to-market on commodity derivatives, mark-to-market on our warrant liability, share-based compensation expense and the other items described in the table below. Adjusted income (loss) is a non-GAAP performance measure. Adjusted income (loss) does not represent, and should not be considered an alternative to GAAP measurements, such as net income (loss), and our calculations thereof may not be comparable to similarly titled measures reported by other companies. By eliminating the items described below, we believe the measure is useful in evaluating our fundamental core operating performance. We also believe that adjusted income (loss) is useful to investors because similar measures are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies in similar industries. Our management uses adjusted income to manage our business, including in preparing our annual operating budget and financial projections. Our management does not view adjusted income (loss) in isolation and also uses other measurements, such as net income (loss) and revenues to measure operating performance. The following table provides a reconciliation of net income (loss), to adjusted income (loss) for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net loss	$(159,252,623)	$13,659,075	$(330,044,369)	$10,057,937
Impairment of oil and natural gas properties	158,278,000	—	304,903,000	—
Stock-based compensation	423,145	2,818,161	2,586,898	9,497,044
Warrant revaluation (gain) expense	(221,000)	(216,000)	(2,012,000)	1,751,000
Net gains on commodity derivatives	(12,699,147)	(11,184,716)	(8,148,386)	(3,722,780)
Net cash settlements received (paid) on commodity derivatives	1,354,804	(313,451)	5,481,384	(2,775,591)
Adjusted net income (loss)	$(12,116,821)	$4,763,069	$(27,233,473)	$14,807,610

Net Adjusted Income (Loss) Per Common Share – Basic	$(1.51)	$1.43	$(4.30)	$4.46

Weighted Average Shares Outstanding – Basic	8,021,992	3,324,970	6,334,549	3,316,751